EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


As independent auditors for Arden Industrial Products, Inc. (the Company), we hereby consent to the incorporation of our report dated July 29, 1996, included in this Form 10-K in the Company's previously filed Registration Statements on Form S-8, No. 33-75606 and 33-88026.



                                      /s/ McGLADREY & PULLEN, LLP
                                      McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
September 26, 1996